                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
.................................................................................
                (Name of Registrant as Specified In Its Charter)

.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

     ...........................................................................
     2)   Aggregate number of securities to which transaction applies:

     ...........................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................
     4)   Proposed maximum aggregate value of transaction:

     ...........................................................................
     5)   Total fee paid:

     ...........................................................................
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ...........................................................................
     2)   Form, Schedule or Registration Statement No.:

     ...........................................................................
     3)   Filing Party:

     ...........................................................................
     4)   Date Filed:

     ...........................................................................

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 28, 2003

To the Stockholders of
 Southern Investors Service Company, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., a Delaware corporation (Company), will be held in the board room of the Company's corporate offices, 2727 North Loop West, Suite 200, Houston, Texas 77008, on Wednesday, May 28, 2003 at 10:00 a.m., Houston time, for the following purposes:

          (a) To elect three directors to serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified;

          (b) To ratify the appointment of Weinstein Spira & Company as independent auditors for the fiscal year ending December 31, 2003; and

          (c) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of Company Common Stock, $1.00 par value, of record on April 23, 2003 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                       By Order of the Board of Directors,


                                       /s/ Walter M. Mischer
                                       ---------------------
                                       WALTER M. MISCHER
                                       Chairman of the Board and
                                       Chief Executive Officer


Houston, Texas
May 1, 2003

                                    IMPORTANT

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                              2727 North Loop West
                                    Suite 200
                              Houston, Texas 77008

                                    _________

                                 PROXY STATEMENT

                                    _________


                               GENERAL INFORMATION

     This Proxy Statement is furnished to the stockholders of Southern Investors Service Company, Inc. (Company), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on May 28, 2003 (Meeting). It is anticipated that proxy solicitation materials will be first mailed to stockholders on May 1, 2003. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the Meeting. Proxies will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which voting instructions are not specified will be voted for the nominees for the office of director named herein. A proxy may be revoked by giving written notice of such revocation to the Secretary of the Company at any time before such proxy is voted at the Meeting.

     The Annual Report to Stockholders with respect to the Company's fiscal year ended December 31, 2002 (Annual Report) is being mailed to stockholders contemporaneously with the proxy solicitation materials. The Annual Report does not form a part of the material for the solicitation of proxies.

                            OUTSTANDING CAPITAL STOCK

     The record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting is the close of business on April 23, 2003. At the close of business on that date, the Company had issued and outstanding and entitled to vote at the Meeting 3,168,929 shares of Company common stock, $1.00 par value (Common Stock).

                                QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the 3,168,929 shares of Common Stock outstanding is necessary to constitute a quorum at the Meeting. In accordance with Delaware law and the Company's charter and bylaws, each qualifying share of Common Stock is entitled to one vote on each matter to be acted upon at the Meeting. In establishing the presence of a quorum, abstentions and broker non-votes will be included in the determination of the number of shares represented at the Meeting. Abstentions will have the same effect as a vote against a proposal; broker non-votes, however, are not included in the tally of votes cast and will not affect the outcome of a proposal.

                           PRINCIPAL SECURITY HOLDERS

     To the best knowledge of the Company, the following table sets forth all persons beneficially owning more than 5% of the Common Stock at April 23, 2003. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

                                                       Amount and
                                                       Nature of        Percent
Name and Address of Beneficial Owner                Beneficial Owner    of Class
------------------------------------                ----------------    --------

Walter M. Mischer.............................          915,240(a)        28.88%
   2727 North Loop West, Suite 200
   Houston, Texas  77008

FCLT Loans, L.P. .............................          805,156           25.41%
   1021 Main St., Suite 250
   Houston, Texas  77002

John D. Weil..................................          335,695(b)        10.59%
   200 North Broadway, Suite 825
   St. Louis, Missouri 63102

Texas Commerce Bank National Association......          307,549            9.71%
   P. O. Box 2558
   Houston, Texas  77252

__________
(a) The number of shares of the Common Stock set forth as being beneficially owned by Mr. Mischer includes 2,250 shares of Common Stock that Mr. Mischer holds as custodian for his grandchildren.

(b) The number of shares of Common Stock set forth as being beneficially owned by Mr. Weil includes 308,695 shares of Common Stock held by Mr. Weil and 27,000 shares of Common Stock held by trusts of which Mr. Weil is the trustee.

                             NOMINEES FOR DIRECTORS

     Each of the following persons is currently a member of the Board of Directors and is a nominee for election as a director. Directors will be elected by the majority vote of the shares of Common Stock represented at the Meeting and entitled to vote. The term of office for which the following persons are nominated will expire at the next annual meeting of stockholders of the Company or when their respective successors shall have been duly elected and shall have been qualified. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his stead of such other persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office and, to the knowledge of management, the nominees intend to serve the entire term for which election is sought.

     Unless otherwise noted, the information provided in the column below captioned "Principal Occupation" indicates the principal occupation and employment of each nominee during the past five years and the name and principal business of any corporation or other organization in which such occupation or employment was carried on.

                                                                                             Director of the
Nominees for Director                    Age               Principal Occupation               Company Since
---------------------                    ---    ---------------------------------------      ---------------
Walter M. Mischer (a)(b)(c)(d)(f)......   80    Mr. Mischer is involved in managing his           1955
                                                personal investments. He also serves as
                                                Chairman of the Board and Chief
                                                Executive Officer, Southern Investors
                                                Service Company, Inc., Houston, Texas.

Walter M. Mischer, Jr. (b)(e)(f).......   52    Mr. Mischer, Jr. is involved in                   1976
                                                managing his personal investments. He
                                                also serves as President and Chief
                                                Operating Officer, Southern Investors
                                                Service Company, Inc., Houston, Texas.

Eric M. Schumann (c)(d)................   52    Mr. Schumann serves as chief financial            2001
                                                officer for various companies
                                                affiliated with Mr. Mischer and Mr.
                                                Mischer, Jr. He also serves as Senior
                                                Vice President - Finance, Southern
                                                Investors Service Company, Inc.,
                                                Houston, Texas.

____________
(a) As a result of Mr. Mischer's ownership of the shares of Common Stock as described in "Principal Security Holders" above, Mr. Mischer may be deemed to be a control person of the Company for reasons other than his position as a director of the Company. Mr. Mischer is the father of Walter M. Mischer, Jr.

(b)  Member of Executive Committee.

(c)  Member of Audit Committee.

(d)  Member of Compensation Committee.

(e)  Mr. Mischer, Jr. is the son of Walter M. Mischer.

(f) Mr. Mischer, Mr. Mischer, Jr. and Mr. Schumann have also been employed by Wheatstone Investments, L.P., a real estate investment company affiliated with Mr. Mischer and Mr. Mischer, Jr., since January 1, 1999.

 The Board of Directors recommends a vote FOR each of the nominees for director.

     The following table sets forth certain information concerning the ownership of shares of Common Stock by the nominees for director, the executive officers named in the table set forth herein under the heading "Executive Officers" and by all directors, nominees and executive officers of the Company as a group:

          Securities Owned Beneficially by Management at April 23, 2003

                                        Amount and Nature of
         Director or Nominee             Beneficial Owner(a)    Percent of Class
         -------------------             -------------------    ----------------

         Walter M. Mischer                   915,240(b)                28.9%
         Walter M. Mischer, Jr.               19,044(c)(d)                 (e)
         Eric M. Schumann                         --                     --
         All directors and executive
          officers as a group                934,284                   29.5%

___________
(a) Except as otherwise described herein, each nominee may be deemed to have sole voting and dispositive power with respect to his shares.

(b) Includes 2,250 shares held by Mr. Mischer as custodian for his grandchildren.

(c) Includes 50 shares held by Mr. Mischer, Jr. as custodian, and 800 shares held by trusts of which Mr. Mischer, Jr. serves as co-trustee and as to which he shares voting and dispositive power.

(d) Does not include 120,548 shares of Common Stock held by the Walter M. Mischer, Jr. 1972 Trust. Mr. Mischer, Jr. is the sole beneficiary of such trust, but does not exercise any voting or dispositive power with respect to any securities held by such trust.

(e)  Less than 1%.

     The Board of Directors held one meeting during 2002 and each of the directors attended. Committees of the Board of Directors include the Executive Committee, the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating committee or other committees performing similar functions. The directors do not receive any compensation for their service as directors or committee members.

     The Audit Committee, which was established in May 1979, did not hold any meetings in 2002; however, the members thereof communicated informally from time to time in 2002. No members of the Audit Committee are "independent" as defined in the NASD listing standards. The Audit Committee's function is to recommend an independent auditor for each ensuing year and to review financial statements, audit results, the scope of audit procedures and the auditors' evaluation of internal controls. The Audit Committee has not adopted a written charter.

     The Executive Committee did not hold any meetings during 2002; however, the members thereof communicated informally from time to time in 2002. The Executive Committee's principal function is to provide for effective direction and management of the Company's business.

     The Compensation Committee, which was established in January 1982, did not hold any meetings during 2002; however, the members thereof communicated informally from time to time in 2002. The Compensation Committee's principal function is to administer the Key Employee Equity Participation Incentive Plan, as described below.

     The nominees do not hold any directorships in companies which have a class of securities registered pursuant to the requirements of the Securities Exchange Act of 1934.

                               EXECUTIVE OFFICERS

     The following persons are currently the executive officers of the Company. The term of office for which the following persons are to be elected for fiscal year 2003 will expire at the first Board of Directors meeting following the 2004 Annual Meeting of Stockholders of the Company or when their respective successors shall have been duly elected and shall have qualified.

                                                                                  Served in Such
          Name                       Age               Office                     Capacity Since
-------------------------------      ---    -----------------------------         --------------
Walter M. Mischer..............       80    Chairman of the Board                      1969
                                            Chief Executive Officer                    1976

Walter M. Mischer, Jr..........       52    President                                  1981
                                            Chief Operating Officer                    1981

Eric M. Schumann...............       52    Senior Vice President-Finance              1992

                             EXECUTIVE COMPENSATION

Compensation

     The Company did not pay any compensation to Walter M. Mischer, the Chief Executive Officer, in 2002, 2001 or in 2000. No other executive officer of the Company received aggregate direct remuneration from the Company and its subsidiaries in excess of $100,000 during the 2002, 2001 and 2000 fiscal years. The Company has no stock option, retirement or pension plans.

                              CERTAIN TRANSACTIONS

Sale of Lajitas

     The Company determined in late 1999 that the sale of Lajitas (a resort property in west Texas), its sole remaining operating asset, would facilitate the Company's ability to settle its existing liabilities most favorably. As a result, the Company retained the National Auction Group, Inc., (National Auction) to conduct an auction of Lajitas. The auction was conducted on February 24, 2000 and the property was sold for $3,950,000.

The sale of Lajitas included the sale of the capital stock of Lajitas Utility Co., Inc. (Lajitas Utility), a company which provides water and related utility services to the resort town. The Lajitas Utility facilities were in need of certain repairs and improvements, which were ordered by regulatory agencies. The transfer of the capital stock of Lajitas Utility was also subject to the approval of the regulatory agency. Subsequent to the auction, the estimated costs of these repairs increased and, as a result, the Company and the buyer entered into a series of discussions in order to resolve this matter and to obtain the necessary approvals. As a result of these negotiations, the Company agreed to a reduction in the purchase price of $400,000. The sale of the Lajitas property closed on May 2, 2000. During 2000, the Company realized a gain on the sale of Lajitas of $755,000 and received net cash proceeds of approximately $2.4 million, after the payment of a mortgage note related to the property sold.

     The Lajitas resort property was subject to a mortgage in the amount of $726,000, including accrued interest, in favor of Walter M. Mischer, Chairman of the Board and Chief Executive Officer of the Company. At closing of the sale of Lajitas, the Company used a portion of the proceeds to repay this indebtedness in order to remove the mortgage lien from the property and convey free and clear title to the buyer. As part of the property sold, the buyer purchased a portion of the employee housing at the resort previously owned by Mr. Mischer. Mr. Mischer agreed to provide such employee housing for Lajitas at a time when the Company was unable to finance its construction on acceptable terms. Mr. Mischer agreed to sell this housing to the Company for $237,000 which was the cost incurred by Mr. Mischer in connection with the construction.

Continued Operations and Going Concern Matters

     The Company has attempted to use the net proceeds from the sale of Lajitas to settle or restructure existing debt, of which approximately $4,850,000 (plus accrued interest) has matured and is currently past due, and to realize the carrying amount of its remaining assets. On March 26, 2002, the Board of Directors of the Company determined that the best alternative to settle the Company's existing debt was to file a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (Chapter 11) with the United States Bankruptcy Court (Bankruptcy Court). The Company currently anticipates that it will file its voluntary petition during 2003 and that any plan of liquidation submitted to the Bankruptcy Court in connection therewith will call for the disposition of the Company's remaining assets and the distribution of all the net proceeds therefrom to the Company's creditors. It is not presently determinable what amounts the creditors will agree to accept in settlement of the obligations due them. Accordingly, the Company believes that the equity of the Company has, and will continue to have, no value and that any Chapter 11 plan confirmed by the Bankruptcy Court will result in the elimination of the equity interests of all of the Company's stockholders. The Company anticipates that it will take approximately nine months to complete its liquidation process; however, any and all Chapter 11 plans that may be proposed will be subject to obtaining all necessary approvals, including but not limited to creditor votes and judicial determinations of confirmability. There can be no assurance, therefore, as to how long it may take to complete the Company's liquidation process.

The 1982 Partnership

     In 1982 the Board of Directors instituted a Key Employee Equity Participation Incentive Plan (Incentive Plan) designed to provide incentive compensation for certain key employees of Mischer Development, Inc. (MDI), the Company's former wholly owned subsidiary engaged in developing and managing office buildings. To implement the Incentive Plan, the Compensation Committee of the Board of Directors allocated to the participating employees, in the aggregate, a 4.58% interest in a limited partnership formed in January 1982 (1982 Partnership). Their interests in the 1982 Partnership are as follows:
Walter M. Mischer, Jr., President, Chief Operating Officer, and director - 1.67%; C. Ronald Blankenship - 1.67%; George Ruhlen - 0.83%; and Robert E. McDonald - 0.41%. The limited partners made capital contributions to the 1982 Partnership at the time of its formation. The 1982 Partnership owns a 20% equity interest in a ten-story office building in Houston, Texas completed in 1983. As of the date of this Proxy Statement, the value, if any, ultimately realizable from a limited partner's interest in the 1982 Partnership is not ascertainable.

Other Transactions

     During 1992, the Company restructured the debt of one of its partnerships. In connection with this restructure, the Company issued a $300,000 principal amount note payable to the other joint venture partner. This note was secured by the Company's 20% equity interest in the venture and was due September 1995. Due to the Company's financial condition, it was unable to retire this note at maturity. During December 1995, the partnership through which the

Company held its 20% interest in the joint venture admitted a new class of limited partner (a company affiliated with Walter M. Mischer) in exchange for a capital contribution of $306,000. These funds were used to repay the note and accrued interest. In exchange for the capital contribution, the new limited partner will receive (i) the first $306,000 of any future cash flow, (ii) interest on the $306,000 at 10% compounded annually, and (iii) 66 2/3% of any remaining cash flow. As a result of this transaction, the Company's effective ownership in this partnership was reduced to 5.8%.

     The Company has no paid employees, and during 2000 entered into an oral management agreement with a company affiliated with Walter M. Mischer to provide accounting and other administrative services and related office facilities and supplies. These services are provided for a fee of $1,000 per month and totaled $12,000 for each of 2002, 2001 and 2000.

     During 1996, the Company executed a note payable to Mr. Mischer which note was secured by receivables, was payable monthly as collections on the related receivables are received, and bore interest at the rate of 9%, with a final maturity of July 2001. During 2000, the Company made principal payments aggregating $65,000 in connection with this note. As of December 31, 2000, the outstanding principal balance was $124,000, and the note was paid in full during 2001. During 1999, the Company executed an additional promissory note in the principal amount of $200,000 payable to Mr. Mischer. This note was secured by the Company's ownership interest in a real estate partnership, bore interest at 8% and was due March 31, 2000. During 1999, the Company borrowed $162,000 on this note, the proceeds of which were used to fund the auction expenses in connection with the proposed sale of Lajitas. The auction expenses were refunded to the Company at the closing of the Lajitas sale and accordingly the note was repaid.

     During 1993, in connection with the restructure of the Company's debentures, the Company issued $3,440,000 in unsecured promissory notes to certain directors, stockholders and affiliates, including notes to Mr. Mischer, Mr. Mischer, Jr., John D. Weil and John W. Storms, Trustee, in the aggregate principal amount of $2,995,000 to consolidate amounts due for the debentures held by them and accrued and unpaid interest. These notes bear interest at 6% compounded annually and were due October 2, 1996. No payments have been made on these notes to date.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of copies of reports filed with the SEC and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company notes that all forms required to be filed during fiscal 2002 under Section 16(a) were timely filed.

                              STOCKHOLDER PROPOSALS

     Stockholders of record desiring to present an appropriate resolution at the 2004 Annual Meeting of Stockholders must furnish the proposed resolution to the Company no later than December 31, 2003 for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Furthermore, a stockholder proposal may be considered untimely if the Company has not received notice of the proposal at least 45 days prior to the mailing of the proxy statement. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals by Certified Mail-Return Receipt Requested.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Weinstein Spira & Company, independent public accountants ("Weinstein"), to audit the financial statements of the Company for the year ending December 31, 2003, and unless otherwise directed, each proxy will be voted to ratify such appointment. Representatives of Weinstein will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR ratification of such appointment.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     As previously reported in its Current Report on Form 8-K dated August 26, 2002 and in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, on August 12, 2002, the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent auditor, upon the unanimous recommendation of the Company's Audit Committee and the unanimous approval of its Board of Directors.

     Andersen's audit report on the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2001 contained the following paragraphs reporting that substantial doubt existed as to the Company's ability to continue as a going concern:

              The Company's cash flow from operations has not been adequate to meet the Company's obligations for the past several years. As of December 31, 2001, the Company had sold substantially all of its operating assets and continues to have a deficit in stockholders' equity. As described in
     Note 1 to the financial statements, even though the Company has restructured certain indebtedness in the last several years and sold substantially all of its operating assets, it continues to be delinquent on $4,831,000 of debt. These factors raise substantial doubt about the Company's ability to continue as a going concern. Also as described in Note 1 to the financial statements, on March 26, 2002, the Board of Directors of the Company determined that the best alternative to settle the Company's existing debt was to file a voluntary petition for relief under the bankruptcy laws. The Company currently anticipates filing a plan of liquidation during 2002.

              The accompanying financial statements have been prepared using the historical cost basis of accounting. Management of the Company believes the historical cost basis of accounting states assets at approximately their liquidation values and states the Company's liabilities at their historical amounts. It is not presently determinable what amounts the creditors will agree to accept in settlement of the obligations due them. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     Andersen's audit report on the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2000 contained the following paragraph reporting that substantial doubt existed as to the Company's ability to continue as a going concern:

              The Company's cash flow from operations has not been adequate to meet the Company's obligations for the past several years. As of December 31, 2000, the Company had sold substantially all of its operating assets and still has a deficit in stockholders' equity. As described in Note 1 to the Consolidated Financial Statements, even though the Company has restructured certain indebtedness in the last several years, and sold substantially all of its operating assets, it continues to be delinquent on $4,811,000 of debt. There can be no assurance the Company will be able to settle or restructure its debts and obligations with its existing assets or realize the carrying amount of its remaining noncash assets. These factors raise substantial doubt about the Company's ability to continue as a going concern and to realize the carrying amount of its assets. Management is currently reviewing options in regard to these matters as described in Note 1 to the Consolidated Financial Statements. There can be no assurance that actual events will occur in accordance with any of the options management is currently reviewing. The accompanying Consolidated Financial Statements have been prepared assuming the Company will continue as a going concern and do not include any adjustments, which could be significant, relating to the recoverability of asset carrying amounts or the amount and classification of liabilities that might be necessary if the Company is unable to continue as a going concern.

     Other than as set forth above, Andersen's audit reports on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the years ended December 31, 2001 and December 31, 2000 and during the interim period from January 1, 2002 up to and including August 12, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with Andersen's report.

     Effective as of August 12, 2002, Weinstein was approved by the Company's Audit Committee and Board of Directors as the Company's new independent auditors. Prior to such date management of the Company had not previously consulted with Weinstein concerning any accounting, auditing or reporting matter.

        In accordance with Item 304(a)(3) of Regulation S-B, the Company requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in the Form 8-K referenced above. A representative of Andersen informed the Company that Andersen was no longer furnishing such letters, and therefore, pursuant to
Item 304T of Regulation S-B, no such letter was filed with such Form 8-K.

Fees

     Andersen and Weinstein billed the Company the following fees for the fiscal years ended December 31, 2001 and 2002:

Audit Fees

     Fees billed to the Company by Andersen during the Company's 2002 fiscal year for professional services rendered in connection with Andersen's review and audit of the Company's annual financial statements for the year ended December 31, 2001 and Andersen's review of the financial statements included in the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 2002 totaled $15,000.

     Fees billed to the Company by Weinstein for the Company's 2002 fiscal year for professional services rendered in connection with Weinstein's review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the quarters ended June 30, 2002 and September 30, 2002 and Weinstein's review and audit of the Company's annual financial statements for the year ended December 31, 2002 totaled $12,000.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Andersen or Weinstein to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.

All Other Fees

     Weinstein billed the Company $2,000 for worked performed during 2002 in connection with the Company's Chapter 11 plans. The Company did not engage Andersen or Weinstein to provide any other non audit or tax related services during the fiscal year ended December 31, 2002.

                          REPORT OF THE AUDIT COMMITTEE

     In connection with the December 31, 2002 financial statements of the Company, the Audit Committee: (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditor the matters required by Statement on Accounting Standards No. 61, (iii) received the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1 and discussed with the independent auditor the independent auditor's independence, and (iv) considered the compatibility of any non-audit services provided by the independent auditor with the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

                                                AUDIT COMMITTEE

                                                Walter M. Mischer
                                                Eric M. Schumann

                                  OTHER MATTERS

     The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, certain officers and employees may solicit the return of proxies by telephone, telegram or personal interview. The Company has requested brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting material to persons for whom they hold shares of the Company and will reimburse such holders for their charges or expenses.

     The Board of Directors has no information that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters do come before the Meeting, the proxy confers discretionary authority on the persons named in the proxy to vote it in accordance with the recommendations of management.

                                       By Order of the Board of Directors,

                                       /s/ Walter M. Mischer
                                       ---------------------
                                       WALTER M. MISCHER
                                       Chairman of the Board and
                                       Chief Executive Officer

Houston, Texas
May 1, 2003

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND THE EXHIBITS THERETO. WRITTEN REQUESTS FOR COPIES OF THE REPORT SHOULD BE DIRECTED TO THE ATTENTION OF SECRETARY, SOUTHERN INVESTORS SERVICE COMPANY, INC., 2727 NORTH LOOP WEST, SUITE 200, HOUSTON, TEXAS 77008.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
              2727 North Loop West, Suite 200, Houston, Texas 77008
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby revokes any proxy or proxies heretofore given and appoints Walter M. Mischer and Walter M. Mischer, Jr., or either of them, the attorneys and proxies of the undersigned, each with full power of substitution, to represent and to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., to be held in the board room of Southern Investors Service Company, Inc., 2727 North Loop West, Suite 200, Houston, Texas on May 28, 2003 at 10:00 a.m., Houston time, and at any adjournment of said meeting, all of the shares of Common Stock in the name of the undersigned or which the undersigned may be entitled to vote.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM 1 AND ITEM 2, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSALS.

            (Continued, and to be signed and dated, on reverse side)

                                                                                                   ---------
                                                                                                              Please mark
                                                                                                       X      your votes
                                                                                                              as this
                                                                                                   ---------

                  ____________________
                         COMMON

1. ELECTION OF DIRECTORS       WITHHOLD    Walter M. Mischer, Walter M. Mischer, Jr.   2. PROPOSAL TO RATIFY THE APOINTMENT OF
FOR all nominees listed at    AUTHORITY    and Eric M. Schumann                        WEINSTEIN SPIRA & COMPANY, as independent
right (except as marked to   to vote for                                               auditors for the Company for the calendar
the contrary)                all nominees  (INSTRUCTION: To  withhold authority to     year ending December 31, 2003.
                             listed to the vote for any individual nominee, write
                             right         that nominee's name in the space provided
                                           below.)


                                                                                       FOR             AGAINST          ABSTAIN
          [_]                   [_]               ___________________                  [_]               [_]              [_]


                                                                                       Signatures should agree with name of stock
3. FOR THE TRANSACTION OF                                                              certificate as shown hereon. When shares are
SUCH OTHER BUSINESS as may                                                             held by joint tenants, both should sign. When
be properly brought the                                                                signing as attorney, executor, administrator,
meeting.                                                                               trustee or guardian, please give full title
                                                                                       as such. If a corporation, please sign in
                                                                                       full corporate name by President or other
                                                                                       authorized officer If a partnership, please
                                                                                       sign in full partnership authorized person.



                                                                                        Dated:_______________________________, 2003


                                                                                       _____________________________________________
                                                                                                  (Stockholder's Signature)


                                                                                       _____________________________________________
                                                                                                  (Stockholder's Signature)